UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

December 29, 2011

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176
(State of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

301 Binney Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip code)

(617) 621-7722

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 12, 2011, Synergy Pharmaceuticals, Inc. (“Synergy”) filed a lawsuit in New York against Ironwood Pharmaceuticals, Inc. (the “Company”) and its Chief Scientific Officer.  The complaint alleged, among other things, that the Company submitted false information when it opposed a European patent granted to Synergy in proceedings before the European Patent Office.  On December 23, 2011, counsel for the Company sent a letter to Synergy’s counsel stating that Synergy’s lawsuit was meritless and should be withdrawn.  On December 29, 2011, Synergy voluntarily dismissed the lawsuit without prejudice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: January 4, 2012	By:	/s/ Halley E. Gilbert
Name: Halley E. Gilbert
Title: Vice President, Legal Affairs and General Counsel